PURCHASEPRO.COM
                             REFERRAL AGREEMENT

This Referral Agreement (the "Agreement") is entered into as of January 26, 2001 (the "Effective Date") by and between PurchasePro.com, Inc. ("PurchasePro"), and C3 Capital, LLC ("Referring Party"). In consideration of the mutual promises and covenants contained in this Agreement, PurchasePro and Referring Party hereby agree as follows:


1. DEFINITIONS

     The following definitions shall apply to this Agreement:

     (a) "Marketplace Software Product" means PurchasePro's proprietary computer program, utilities, and accompanying user documentation (which in no event includes any source code) for configuration and operation of a web-based application through which multiple prospective buyers/suppliers of products and/or services who have been registered into such marketplace have access to other buyers/suppliers for the purpose of transacting purchases and/or sales of products and/or services within such marketplace.

     (b) "Customer" means each business entity referred to PurchasePro by Referring Party as a potential customer of PurchasePro under a Marketplace Agreement.

     (c) "Qualified Referral" means each Customer referred to PurchasePro by Referring Party as to which at the time of the referral PurchasePro had no preexisting relationship as a strategic partner, prospect or Customer, either directly or indirectly through another referral party, reseller, sales and marketing agent or other strategic partner, including, but not limited to, America OnLine, Computer Associates, Sprint, Office Depot and Hilton, and with whom PurchasePro, in its sole discretion, enters into a fully executed Marketplace Agreement.

     (d) "Qualified Referral Date" means the Effective Date of the Marketplace Agreement between PurchasePro and the Customer.

     (e) "Qualified Revenue" has the meaning assigned to such term in Section 3 hereof.

     (f) "Referral Fee" means the amount to be paid to Referring party by PurchasePro for a Qualified Referral as specified in Section 3 hereof.

     (g) "Marketplace Agreement" means a written agreement under which PurchasePro (i) licenses its Marketplace Software Product to Customers or (ii) renders services for the maintenance or hosting of, project management or training with respect to, or professional services in connection with, its Marketplace Software Product.

2. RESPONSIBILITIES & RIGHTS OF PARTIES

     (a) For each Customer whom Referring Party wishes to refer to PurchasePro and to qualify under this Agreement, Referring Party will submit to PurchasePro a completed Referral Form (attached hereto as Exhibit C) ("Referral Form"). For each submitted Referral Form, the Referring Party must submit in writing to PurchasePro a monthly Customer status update to PurchasePro. PurchasePro may modify the Referral Form from time to time upon notice to Referring Party. Each such Customer referral must meet any and all PurchasePro qualifications and criteria and be accepted in writing by PurchasePro. Any such Customer referral that does not result in a Qualified Referral within three (3) months after the Effective Date set forth in the Referral Form shall expire immediately unless a time extension has been granted by PurchasePro in a writing signed by PurchasePro's Director of Indirect Channels. PurchasePro will not unreasonably
(i) modify any Referral Form nor (ii) refuse to accept any Customer referred by Referring Party nor (iii) if reasonably requested by Referring Party, refuse to extend the period during which the Referral Form will continue in effect.

     (b) Referring Party warrants and represents that, for each Customer referred to PurchasePro under this Agreement, the Referring Party has the authority to make the referral on behalf of the Customer, has disclosed the potential receipt of fees under this Agreement to the Customer, and has no conflict of interest with the Customer or with PurchasePro in receipt of such payment. Referring Party warrants and represents that neither it nor, to its knowledge, any director, officer, shareholder, partner or member of it, is an affiliate of PurchasePro.

     (c) PurchasePro reserves the right in its discretion to make any changes in the Marketplace Software Product and Marketplace Agreements, including pricing, and to refuse to enter into a Marketplace Agreement with any Customer referred by Referring Party for lack of creditworthiness or for any other reason in its sole discretion.

     (d) Each party understands this Agreement is non-exclusive. Without limiting the generality of the foregoing, Referring Party acknowledges that nothing in this Agreement shall prevent or limit PurchasePro from marketing and selling its Marketplace Agreements or any other product or service, in whole or in part, directly or indirectly, to any prospective customers or from appointing representatives, resellers, distributors and other marketing agents, without liability to Referring Party.

     (e) PurchasePro shall determine in good faith whether a prospect referred to it is a Qualified Referral. Any dispute as to such a determination shall be resolved pursuant to Section 8 hereof.


3. PAYMENT

     (a) As full and complete payment for all Qualified Referrals hereunder, PurchasePro shall issue Referring Party warrants to purchase up to an aggregate of 1,100,000 shares of PurchasePro's Common Stock ("Warrant Shares"), in substantially the forms attached hereto as Exhibits A and B (the "Warrants"), at such prices, and vesting and becoming exercisable, as set forth therein, based upon "Qualified Revenue" recorded by PurchasePro under any Marketplace Agreement between PurchasePro and any Qualified Referral. "Qualified Revenue" shall be defined for all purposes hereof as all net revenue (i.e., net after deduction for commissions, revenue sharing payments and bad debt reserves) received by PurchasePro beginning October 1, 2000 and continuing through September 30, 2005, computed using generally accepted accounting principles, consistently applied; provided, however, that all license fees paid to PurchasePro by Gateway Companies, Inc. under Marketplace Software License Agreements between PurchasePro and Gateway Companies, Inc., each dated September 29, 2000, shall be excluded in all respects for purposes of determining the number of shares vested and exercisable under the Warrants as set forth in this Section 3 and on Exhibit A and Exhibit B.

     (b) The determination as to whether PurchasePro has Qualified Revenue shall be made by PurchasePro in good faith, as evidenced by its periodic reports filed with the Securities and Exchange Commission from time to time during the term of this Agreement on Forms 10-K and 10-Q and any amendments thereto, and in the case of Qualified Revenue reflected in interim quarterly reports on Form 10-Q shall be subject to adjustment upon completion of its year-end audit as evidenced by its report on Form 10-K and any amendments thereto (all such Forms 10-Q and 10-K, together with any amendments thereto and other periodic reports referred to herein as "SEC Filings").

                  (1) PurchasePro shall provide Referring Party with written notice within 45 days after the end of each fiscal quarter of the number of Warrant Shares vesting during such fiscal quarter, with such notice containing such information as may be reasonably necessary to allow Referring Party to verify the accuracy of such Qualified Revenue upon review thereof and of PurchasePro's SEC Filings.

                  (2) During the term of this Agreement, PurchasePro will permit Referring Party, through a nationally recognized or PurchasePro-approved (which approval shall not be unreasonably withheld) certified public accounting firm designated by Referring Party (subject to execution of a reasonable non-disclosure agreement by said CPA), upon reasonable notice and during normal business hours, to inspect these books, records and other materials once per year during the term of this Agreement. In the event the audit reveals an underpayment in the payment obligations of PurchasePro, PurchasePro will promptly pay Referring Party such underpayment amount. If any such underpayment shall exceed five percent (5%), PurchasePro will reimburse Referring Party for any and all reasonable expenses incurred in connection with such inspection.

                  (3) Any dispute as to any such matter shall be resolved pursuant to Section 8 hereof.

     (c) In addition to the foregoing, any out of pocket expenses incurred by Referring Party in performance of the referral services rendered and/or to be rendered hereunder, including but not limited to airfare, lodging, meals and car rentals, and approved in advance by a duly authorized officer of PurchasePro, shall be billed to PurchasePro at Referring Party's reasonable cost and shall be reimbursed by PurchasePro within thirty (30) days after such expenses are invoiced by Referring Party.

4. TERM & TERMINATION

     (a) This Agreement is effective as of the Effective Date and will remain in effect for five (5) years after the Effective Date.

     (b) This Agreement may be terminated by either party at any time in the event of a material breach by the other party which remains uncured after thirty
(30) days written notice.

     (c) Either party may terminate this Agreement at any time, without cause, upon sixty (60) days prior written notice to the other party.

     (d) Upon expiration or termination of this Agreement, (i) both parties shall immediately discontinue all representations or statements from which it might be inferred that any relationship exists between the two parties, (ii) each party agrees not to act in any way to damage the reputation of the other party's products or services, and (iii) Referring Party shall cease to promote, solicit, or procure orders for any Marketplace Agreement. PurchasePro's execution of any Marketplace Agreement after termination of this Agreement shall not be construed as a renewal or extension of this Agreement, or as a waiver of the right to terminate or of any other matter or right and PurchasePro shall have the right after the termination of this Agreement to deal with, and solicit orders from, any and all persons and entities, including referred Customers or potential referred Customers, who dealt with or were referred by Referring Party, without any liability of any kind to Referring Party.

     (e) Notwithstanding expiration or termination of this Agreement, excluding any termination by PurchasePro pursuant to paragraph (b) of this Section 4, the right of the Referring Party to purchase Warrant Shares, in accordance with the terms and conditions as set forth in the Warrants attached hereto as Exhibit A and Exhibit B, shall continue to vest and be exercisable based upon all Qualified Revenue received during the Exercise Period from any and all Customers which (i) have become Qualified Referrals prior to the date of any such expiration or termination or (b) become Qualified Referrals within three (3) months after the date of any such expiration or termination.


5. CONFIDENTIAL INFORMATION

     Each party acknowledges that it may receive valuable trade and business secrets and other proprietary and confidential information, including, without limitation, information about the other party's business, products, equipment, systems, techniques and practices (collectively, "Confidential Information") (for purposes of this Section 5, a party receiving Confidential Information shall be referred to as a "Receiving Party" and a party disclosing Confidential Information shall be referred to as a "Disclosing Party"). The Receiving Party shall, and shall cause its employees and agents to, strictly maintain the confidentiality of the Confidential Information and not disclose, disseminate or otherwise give Confidential Information to any other person, firm, organization or third party, except for an employee or agent of Receiving Party who has a reasonable need to obtain access and who has agreed in writing to not disclose, and not to use for any other purpose, the Confidential Information. Notwithstanding the foregoing, the obligations of confidentiality set forth in this Section 5 with respect to Confidential Information shall not apply to any information that: (i) is or becomes publicly known without violation by Receiving Party; (ii) is already known to Receiving Party without restrictions at the time of its disclosure by Disclosing Party, as evidenced by the written records of Receiving Party; (iii) after its disclosure to Receiving Party by Disclosing Party, is made known to Receiving Party without restrictions by a third party having the right to do so; or (iv) is legally required to be disclosed by Receiving Party pursuant to a judicial order from a court of competent jurisdiction (provided that Receiving Party promptly informs Disclosing Party of the requirement and affords

Disclosing Party a reasonable opportunity to contest the required disclosure). The foregoing obligations of confidentiality shall survive termination or expiration of this Agreement.

6. LIMITATION OF LIABILITY

     UNDER NO CIRCUMSTANCES (I) SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE, PROFITS OR BUSINESS, COSTS OF DELAY, COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION, OR SUCH PARTY'S LIABILITIES TO THIRD PARTIES ARISING FROM ANY SOURCE; OR (II) SHALL PURCHASEPRO BE LIABLE TO REFERRING PARTY PURSUANT TO THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS, IN THE AGGREGATE, OF REFERRAL FEES OWED AND NOT YET PAID TO REFERRING PARTY. Referring Party must give written notice to PurchasePro of any claims against PurchasePro arising under or in any way relating to this Agreement within six months after the effective termination date of this Agreement. Referring Party shall have no claim against PurchasePro for fees, compensation or otherwise with regard to this Agreement, whether in contract, in tort, under any warranty or otherwise, either during the term of this Agreement or after its termination, except as expressly provided in this Agreement.

7. RELATIONSHIP OF PARTIES

     The parties  shall  perform all of their  duties  under this  Agreement  as independent contractors. Nothing in this Agreement shall be construed to constitute the parties as principal and agent, employer and employee, franchiser and franchisee, partners, joint ventures, co-owners, or otherwise as participants in a joint undertaking, or to enter into any contract or otherwise incur any liability or obligation, expressed or implied, on behalf of the other party, or to transfer, release, or waive any right, title, or interest of such other party. Further, PurchasePro shall not, as a result of this Agreement, have any obligation to Referring Party to continue its business or to continue, discontinue, change, retain, sell or supply the Marketplace Software Product or any part thereof.

8. GOVERNING LAW & CONSENT TO ARBITRATION

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, excluding its conflicts of law principles. The parties agree that any and all disputes arising under or relating to this Agreement shall be resolved exclusively by binding arbitration in Las Vegas, Nevada before a single arbitrator under the Commercial Arbitration Rules of the American Arbitration Association; provided, however, that the Referring Party shall not be limited to binding arbitration with respect to claims asserted by the Referring Party alleging that PurchasePro has wrongfully terminated this Agreement for material breach pursuant to Section 4(b) hereof. The decision of the arbitrator shall be final and binding with respect to the dispute and shall be enforceable in any court of competent jurisdiction. The prevailing party in any action or proceeding between the parties shall be entitled to an award of its reasonable attorneys fees and costs.

9. ASSIGNMENT

     The Agreement may not be transferred or assigned by either PurchasePro or Referring Party, whether by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld.

10. ENTIRE AGREEMENT & AMENDMENTS

     This Agreement, including all attached Exhibits, constitutes and contains the entire agreement between the parties with respect to the subject matter and supersedes any prior oral or written agreements. Each party acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as expressly set forth herein. This Agreement may not be modified or amended, including by custom, usage of trade, or course of dealing, except by an instrument in writing signed by duly authorized employees of both of the parties.

11. WAIVER & SEVERABILITY

     The waiver by either party of a breach of any provision contained herein shall be in writing and shall in no way be construed as a waiver of any subsequent breach of such provision or the waiver of the provision itself. If any provision of this Agreement shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

12. COUNTERPARTS

     This Agreement may be executed in counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same agreement.

13. NOTICES

     All notices and other communications under the Agreement shall be in writing and shall be deemed to have been duly given as of the date of delivery shown on the receipt if mailed at a post office in the United States, postage prepaid, return receipt requested, or via nationally recognized overnight courier, to the addresses set forth below the signatures of each party in the Agreement. Either party may from time to time by written notice to the other designate another address, which shall thereupon become its effective address for the purposes of the Agreement.

14. PAYMENT OF FEES AND EXPENSES

     Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated herein.

IN WITNESS WHEREOF, the parties acknowledge that they have read, understood and have executed this Agreement below and agree to be bound by its \terms.

PURCHASEPRO.COM, INC.
3291 North Buffalo Drive
Las Vegas, Nevada 89129
Telephone: 702-316-7000


By:      /s/ Scott E. Wiegand
         --------------------------
         (Signature of authorized PurchasePro representative)

Name:    Scott E. Wiegand            Title:  Senior VP & General Counsel
         --------------------------          ---------------------------


REFERRING PARTY: C3 CAPITAL, LLC

Attn:    Andrew Zarrow
         ----------------------------
Address: 130 W. 67th Street, Apt. 4D
         ----------------------------
         New York, NY  10023
         ----------------------------

Phone:   (212)362-1242      Fax: (212)501-7651
         ----------------        ----------------


By:      /s/ Andrew Zarrow
         --------------------------
         (Signature of authorized Referring Party representative)

Name:    Andrew Zarrow               Title:  Managing Partner
         --------------------------          ---------------------------

                                   EXHIBIT A
                                  -----------


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             PURCHASEPRO.COM, INC.


     In consideration of the sum of ten dollars ($10.00) previously paid to PURCHASEPRO.COM, INC., a Nevada corporation (the "Company"), receipt and sufficiency of which are hereby acknowledged, this certifies that, for value received, C3 Capital, LLC or its registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, that number of fully paid and non-assessable shares of the common stock, par value $0.01 per share, of the Company (the "Warrant Shares") as set forth in Section 2 below and at a purchase price per share (the "Exercise Price") as set forth in Section 2 below. The term "Warrant" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

1. TERM OF WARRANT; PURPOSE; VESTING.

     (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in accordance with the provisions contained in Section 3 hereof until 5:00 p.m., Pacific time, December _____, 2005 (the "Exercise Period"), and shall be void thereafter.

     (b) This Warrant is issued as payment by the Company to the initial Holder under a Referral Agreement between the Company and initial Holder, dated January _____, 2001 ("Agreement").

     (c) The right to purchase Warrant Shares pursuant to this Warrant shall vest and become exercisable during the Exercise Period in accordance with the following schedule:

     Upon the Company collecting Qualified Revenue (defined in the Agreement) from (i) all (A) hosting and maintenance fees and (B) any portion of subscription and transaction fees and any advertising revenues paid by Gateway and/or third parties and received by the Company, generated under agreements entered into in connection with licenses granted to Gateway Companies, Inc. under Marketplace Software License Agreements between Gateway Companies, Inc. and the Company, dated September 29, 2000, specifically excluding license fees paid by Gateway Companies, Inc. thereunder, (ii) all Qualified Revenue under agreements between the Company and The Carlyle Group, including agreements between the Company and any entity with respect to which The Carlyle Group is holder of at least ten percent (10%) of the outstanding capital stock thereof at the time any such agreement is entered, and (iii) the first transaction entered by the Company after the date hereof and referred by Holder under the Agreement, in the amounts set forth below, the number of Warrant Shares indicated shall vest and become exercisable as follows:


             Qualified Revenue                  Warrant Shares Vesting
      ------------------------------         -----------------------------
         Additional    Cumulative              Additional     Cumulative
         ----------    ----------              ----------     ----------
         $3,375,000    $3,375,000               75,000         75,000


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

         $1,125,000    $4,500,000               25,000         100,000
         $1,125,000    $5,625,000               25,000         125,000
         $1,125,000    $6,750,000               25,000         150,000
         $6,750,000    $13,500,000              100,000        250,000
         $13,500,000   $27,000,000              100,000        350,000
         $27,000,000   $54,000,000              100,000        450,000
         $54,000,000   $108,000,000             100,000        550,000

     (d) The vesting calculation under Section 1(c) shall be calculated each consecutive fiscal quarter of the Company, beginning with the fiscal quarter ended December 31, 2000 and ending with the fiscal quarter ended September 30, 2005. This Warrant shall become exercisable as to the Warrant Shares vesting pursuant to Section 1(c) on the last day of the fiscal quarter in which Holder has earned the vesting of all Warrant Shares subject to Section 1(c). The Company shall provide Holder with written notice within 45 days after the end of each fiscal quarter of the number of Warrant Shares vesting during such fiscal quarter under Section 1(c) as set forth in the Agreement. The vesting calculations shall, subject to the provisions of this Agreement with respect thereto (including but not limited to provisions regarding arbitration of disputes), be made by the Company in good faith and its determinations shall be final and binding on the parties.

2. NUMBER OF SHARES, EXERCISE PRICE.

     (a) This Warrant shall be exercisable for up to five hundred fifty thousand (550,000) shares of common stock of the Company vested in accordance with
Section 1(c).

     (b) All Warrant Shares vested pursuant to Section 1(c) for Qualified Revenue shall be exercisable at an exercise price equal to $11.00 per share.

3. EXERCISE OF WARRANT.

     (a) This Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and: (x) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America or (y) pursuant to a net issuance election in accordance with Section 3(b) hereof. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable, and in any event within ten
(10) days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of common stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares. However, the number of Warrant Shares shall be adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated.

     (b) In lieu of exercising this Warrant pursuant to Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Net Issue Election Notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

         X = Y (A-B)/A, where:

         X = the number of shares to be issued to the Holder pursuant to this Section 3(b).

         Y = the number of shares of Common Stock otherwise issuable under this Warrant (as adjusted to the date of such calculation).

         A = the closing stock price of one share of the Company's common stock as reported by the Nasdaq National Market the business day immediately prior to the Exercise Date (as defined below).

         B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3(b).

This Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of this Section 3, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the terms of this Warrant.

     (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the "Exercise Date"), and the person entitled to receive the shares of common stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within three (3) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. RIGHTS OF STOCKHOLDERS. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the holder of common stock nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

7. TRANSFER OF WARRANT.

     (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant

Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the common stock, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

     (c) TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part, without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of common stock issued upon exercise hereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing, provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 7(c). In addition, if the holder of the Warrant (or any portion thereof) or any common stock issued upon exercise hereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or common stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or common stock that do not bear the legend set forth in Section 7(e)(ii) below. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     (e) COMPLIANCE WITH SECURITIES LAWS.

               (i) The initial Holder of this Warrant represents and warrants to the Company that it is an accredited investor under the Act. The initial Holder represents and warrants to the Company that it has all of the information necessary for it to evaluate an investment in the Company's securities.

               (ii)  The  Holder  of  this  Warrant,   by   acceptance   hereof,
          acknowledges that this Warrant and the shares of common stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of common stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the
          Company, that the shares of common stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

               (iii) This Warrant and all shares of common stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT, COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING

          THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

               (iv) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 7(e)(ii) above from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 145.

8. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the exercise of this Warrant (including any adjustment in the number of Warrant Shares pursuant to Section 3(b) above). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of common stock upon the exercise of this Warrant.

9. REGISTRATION RIGHTS: COMPANY REGISTRATION.

     (a) If the Company shall determine to register any of its securities for its own account, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

               (i) promptly give to Holder written notice thereof; and

               (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 9(b) below, and in any underwriting involved therein, all or any part (in minimum increments of 100,000 Shares) of the Warrant Shares specified in a written request or requests, made by Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of Holder's Warrant Shares.

     (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 9(a)(i). In such event, the right of Holder to registration pursuant to this Section 9 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Warrant Shares in the underwriting to the extent provided herein. A Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     Notwithstanding any other provision of this Section 9, if the representative of the underwriters advises the Company, in good faith, in writing, that marketing factors require a limitation on the number of shares to be underwritten, (i) the representative may (subject to the limitations set forth below) exclude all Warrant Shares from, or limit the number of Warrant Shares to be included in the registration and underwriting, or (ii) the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders
(including the Holder), to be apportioned pro rata among the holders of registrable securities, including Warrant Shares, according to the total amount of securities entitled to be included therein owned by each holder of registrable securities, including Warrant Shares, and subject in all respects to the rights of holders of registrable securities other than Holder affecting the ability of such representative or the Company, as applicable, to limit the number of registrable securities of such holder or holders to be included in such registration and underwriting.

     If registrable securities are withdrawn from the registration as a result of the holder failing to agree to the terms of any such underwriting and the number of registrable securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include registrable securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, apportioned pro rata among the holders of registrable securities, including Warrant Shares, according to the total amount of securities entitled to be included therein owned by each holder of registrable securities, including Warrant Shares, and subject in all respects to the rights of holders of registrable securities other than Holder affecting the ability of such representative or the Company, as applicable, to limit the number of registrable securities of such holder or holders to be included in such registration and underwriting.

10. REGISTRATION ON FORM S-3.

     (a) Provided the Company is qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of Section 9, Holder shall have the right to request one or more registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Warrant Shares to be disposed of and the intended methods of disposition of such shares by Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) Holder proposes to sell Warrant Shares on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event the Company shall furnish the certification described in paragraph 10(d)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the six (6) month period preceding the date of such request already effected one registration on Form S-3 for Holder pursuant to this Section 10.

     (b) If a request complying with the requirements of Section 10(a) hereof is delivered to the Company, the provisions of Sections 9(a)(i) and (ii) and
Section 10(c) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 9(b) hereof shall apply to such registration.

     (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 10:

               (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

               (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

     (d) Subject to the limitations set forth in this Section 10, the Company shall file a registration statement covering the Warrant Shares so requested to be registered as soon as practicable after receipt of the request of Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (c) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

11. EXPENSES OF REGISTRATION. All Registration Expenses (as defined herein) incurred in connection with any registration, qualification or compliance pursuant to Sections 9 and 10 hereof and reasonable fees of one counsel for Holder shall be borne by the Company. All Selling Expenses (as defined herein) relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf. "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling stockholders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the stockholders. Registration Expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

12. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13. MISCELLANEOUS.

          (a) This Warrant shall be governed by the laws of the State of Nevada as applied to agreements entered into in the State of Nevada by and among residents of the State of Nevada.

          (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

          (c) The rights to cause the Company to register securities granted to a Holder by the Company under Section 10 may be transferred or assigned by Holder only to a transferee or assignee of not less than 100,000, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Warrant.

          (d) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized Holiday.

          (e) This Warrant shall be governed by and interpreted in accordance with the laws of the State of New York, excluding its conflicts of law principles. The parties agree that any and all disputes arising under or relating to this Warrant shall be resolved exclusively by binding arbitration in Las Vegas, Nevada before a single arbitrator under the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding with respect to the dispute and shall be enforceable in any court of competent jurisdiction. The prevailing party in any action or proceeding between the parties shall be entitled to an award of its reasonable attorneys fees and costs.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

         Dated: January __, 2001

         COMPANY:

         PURCHASEPRO.COM, INC., a Nevada
         corporation


         By
            -----------------------------------------
            Christopher P. Carton
            President

         INITIAL HOLDER:

         C3 Capital, LLC, a __________________ limited liability company


         By
            -----------------------------------------

         Its
             ----------------------------------------

                               NOTICE OF EXERCISE

To:      PURCHASEPRO.COM, INC.

     (1) The undersigned hereby elects to purchase shares of common stock of PURCHASEPRO.COM INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:



                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


                                              --------------------------------
                                              (Date)

                           NET ISSUE ELECTION NOTICE

To:      PURCHASEPRO.COM INC.                                 Date: ____________


     The  undersigned  hereby  elects  pursuant to the net issue  provisions  of
Section 3(b) to surrender the right to purchase ________ shares of Common Stock pursuant to this Warrant.

     (1) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (2) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:



                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)



     (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:




                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


                                              --------------------------------
                                              (Date)



                                              ================================
                                              (Address)

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock set forth below:


 Name of Assignee                    Address                    No. of Shares

-------------------            -------------------           -------------------


and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of PURCHASEPRO.COM, INC., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


      Dated: ______________, _____



                                                ------------------------------
                                                Signature of Holder

                                   EXHIBIT B
                                   ---------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             PURCHASEPRO.COM, INC.


     In consideration of the sum of ten dollars ($10.00) previously paid to PURCHASEPRO.COM, INC., a Nevada corporation (the "Company"), receipt and sufficiency of which are hereby acknowledged, this certifies that, for value received, C3 Capital, LLC or its registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, that number of fully paid and non-assessable shares of the common stock, par value $0.01 per share, of the Company (the "Warrant Shares") as set forth in Section 2 below and at a purchase price per share (the "Exercise Price") as set forth in Section 2 below. The term "Warrant" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

1. TERM OF WARRANT; PURPOSE; VESTING.

          (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in accordance with the provisions contained in Section 3 hereof until 5:00 p.m., Pacific time, December _____, 2005 (the "Exercise Period"), and shall be void thereafter.

          (b) This Warrant is issued as payment by the Company to the initial Holder under a Referral Agreement between the Company and initial Holder, dated January ______, 2001 ("Agreement").

          (c) The right to purchase Warrant Shares pursuant to this Warrant shall vest and become exercisable during the Exercise Period in accordance with the following schedule:

     Upon the Company collecting Qualified Revenue (defined in the Agreement), other than Qualified Revenue referred to and covered by that certain other Warrant issued simultaneously herewith pursuant to the Agreement, which provides an exercise price of $11.00 per share, in the amounts set forth below, the number of Warrant Shares indicated shall vest and become exercisable as follows:

               Qualified Revenue               Warrant Shares Vesting
       --------------------------------    ------------------------------
         Additional        Cumulative       Additional       Cumulative
         ----------        ----------       ----------       ----------
         $3,375,000        $3,375,000         75,000           75,000
         $1,125,000        $4,500,000         25,000           100,000
         $1,125,000        $5,625,000         25,000           125,000
         $1,125,000        $6,750,000         25,000           150,000
         $6,750,000        $13,500,000        100,000          250,000
         $13,500,000       $27,000,000        100,000          350,000
         $27,000,000       $54,000,000        100,000          450,000
         $54,000,000       $108,000,000       100,000          550,000

          (d) The vesting calculation under Section 1(c) shall be calculated each consecutive fiscal quarter of the Company, beginning with the fiscal quarter ended December 31, 2000 and ending with the fiscal quarter ended September 30, 2005. This Warrant shall become exercisable as to the Warrant Shares vesting pursuant to Section 1(c) on the last day of the fiscal quarter in which Holder has earned the vesting of all Warrant Shares subject to Section 1(c). The Company shall provide Holder with written notice within 45 days after the end of each fiscal quarter of the number of Warrant Shares vesting during such fiscal quarter under Section 1(c) as set forth in the Agreement. The vesting calculations shall, subject to the provisions of this Agreement with respect thereto (including but not limited to provisions regarding arbitration of disputes), be made by the Company in good faith and its determinations shall be final and binding on the parties.

2. NUMBER OF SHARES, EXERCISE PRICE.

          (a) This Warrant shall be exercisable for up to five hundred fifty thousand (550,000) shares of common stock of the Company vested in accordance with Section 1(c).

          (b) All Warrant Shares vested pursuant to Section 1(c) for Qualified Revenue shall be exercisable at an exercise price determined as of the dates of vesting with respect to such Warrant Shares equal to the average of the opening price and closing price on such day for shares of the Company's common stock on the Nasdaq National Market (as applicable, the "Exercise Price"), as adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated.

3. EXERCISE OF WARRANT.

          (a) This Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and: (x) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America or (y) pursuant to a net issuance election in accordance with Section 3(b) hereof. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable, and in any event within ten (10) days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of common stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares. However, the number of Warrant Shares shall be adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated.

          (b) In lieu of exercising this Warrant pursuant to Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Net Issue Election Notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

         X = Y (A-B)/A, where:

               X = the number of shares to be issued to the Holder pursuant to this Section 3(b).

               Y = the number of shares of Common Stock otherwise issuable under this Warrant (as adjusted to the date of such calculation).

               A = the closing stock price of one share of the Company's common stock as reported by the Nasdaq National Market the business day immediately prior to the Exercise Date (as defined below).

               B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3(b).

     This Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of this Section 3, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the terms of this Warrant.

          (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the "Exercise Date"), and the person entitled to receive the shares of common stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within three (3) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. RIGHTS OF STOCKHOLDERS. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the holder of common stock nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

7. TRANSFER OF WARRANT.

          (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the common stock, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c) TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part, without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of common stock issued upon exercise hereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing, provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 7(c). In addition, if the holder of the Warrant (or any portion thereof) or any common stock issued upon exercise hereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or common stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or common stock that do not bear the legend set forth in Section 7(e)(ii) below. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (e) COMPLIANCE WITH SECURITIES LAWS.

               (i) The initial Holder of this Warrant represents and warrants to the Company that it is an accredited investor under the Act. The initial Holder represents and warrants to the Company that it has all of the information necessary for it to evaluate an investment in the Company's securities.

               (ii)  The  Holder  of  this  Warrant,   by   acceptance   hereof,
          acknowledges that this Warrant and the shares of common stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of common stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the
          Company, that the shares of common stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

               (iii) This Warrant and all shares of common stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT, COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

               (iv) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 7(e)(ii) above from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 145.

8. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the exercise of this Warrant (including any adjustment in the number of Warrant Shares pursuant to Section 3(b) above). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of common stock upon the exercise of this Warrant.

9. REGISTRATION RIGHTS: COMPANY REGISTRATION.

          (a) If the Company shall determine to register any of its securities for its own account, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

               (i) promptly give to Holder written notice thereof; and

               (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 9(b) below, and in any underwriting involved therein, all or any part (in minimum increments of 100,000 Shares) of the Warrant Shares specified in a written request or requests, made by Holder and received by the Company within twenty
          (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of Holder's Warrant Shares.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 9(a)(i). In such event, the right of Holder to registration pursuant to this Section 9 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Warrant Shares in the underwriting to the extent provided herein. A Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          Notwithstanding any other provision of this Section 9, if the representative of the underwriters advises the Company, in good faith, in writing, that marketing factors require a limitation on the number of shares to be underwritten, (i) the representative may (subject to the limitations set forth below) exclude all Warrant Shares from, or limit the number of Warrant Shares to be included in the registration and underwriting, or (ii) the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders (including the Holder), to be apportioned pro rata among the holders of registrable securities, including Warrant Shares, according to the total amount of securities entitled to be included therein owned by each holder of registrable securities, including Warrant Shares, and subject in all respects to the rights of holders of registrable securities other than Holder affecting the ability of such representative or the Company, as applicable, to limit the number of registrable securities of such holder or holders to be included in such registration and underwriting.

          If registrable securities are withdrawn from the registration as a result of the holder failing to agree to the terms of any such underwriting and the number of registrable securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include registrable securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, apportioned pro rata among the holders of registrable securities, including Warrant Shares, according to the total amount of securities entitled to be included therein owned by each holder of registrable securities, including Warrant Shares, and subject in all respects to the rights of holders of registrable securities other than Holder affecting the ability of such representative or the Company, as applicable, to limit the number of registrable securities of such holder or holders to be included in such registration and underwriting.

10. REGISTRATION ON FORM S-3.

          (a) Provided the Company is qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of Section 9, Holder shall have the right to request one or more registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Warrant Shares to be disposed of and the intended methods of disposition of such shares by Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) Holder proposes to sell Warrant Shares on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event the Company shall furnish the certification described in paragraph 10(d)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the six (6) month period preceding the date of such request already effected one registration on Form S-3 for Holder pursuant to this Section 10.

          (b) If a request complying with the requirements of Section 10(a) hereof is delivered to the Company, the provisions of Sections 9(a)(i) and
     (ii) and Section 10(c) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 9(b) hereof shall apply to such registration.

          (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 10:

               (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

               (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          (d) Subject to the limitations set forth in this Section 10, the Company shall file a registration statement covering the Warrant Shares so requested to be registered as soon as practicable after receipt of the request of Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (c) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve
     (12) month period.

11. EXPENSES OF REGISTRATION. All Registration Expenses (as defined herein) incurred in connection with any registration, qualification or compliance pursuant to Sections 9 and 10 hereof and reasonable fees of one counsel for Holder shall be borne by the Company. All Selling Expenses (as defined herein) relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf. "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling stockholders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the stockholders. Registration Expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

12. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13. MISCELLANEOUS.

          (a) This Warrant shall be governed by the laws of the State of Nevada as applied to agreements entered into in the State of Nevada by and among residents of the State of Nevada.

          (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

          (c) The rights to cause the Company to register securities granted to a Holder by the Company under Section 10 may be transferred or assigned by Holder only to a transferee or assignee of not less than 100,000, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Warrant.

          (d) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized Holiday.

          (e) This Warrant shall be governed by and interpreted in accordance with the laws of the State of New York, excluding its conflicts of law principles. The parties agree that any and all disputes arising under or relating to this Warrant shall be resolved exclusively by binding arbitration in Las Vegas, Nevada before a single arbitrator under the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding with respect to the dispute and shall be enforceable in any court of competent jurisdiction. The prevailing party in any action or proceeding between the parties shall be entitled to an award of its reasonable attorneys fees and costs.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

         Dated: January __, 2001

                COMPANY:

                PURCHASEPRO.COM, INC., a Nevada corporation


                By
                    -----------------------------------------
                Christopher P. Carton
                President

                INITIAL HOLDER:

                C3 Capital, LLC, a __________________ limited liability company


                By
                    -----------------------------------------

                Its
                    ----------------------------------------

                               NOTICE OF EXERCISE

To:      PURCHASEPRO.COM, INC.

(1) The undersigned hereby elects to purchase shares of common stock of PURCHASEPRO.COM INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


                                              --------------------------------
                                              (Date)

                           NET ISSUE ELECTION NOTICE

To:      PURCHASEPRO.COM INC.                                 Date: ____________


     The  undersigned  hereby  elects  pursuant to the net issue  provisions  of
Section 3(b) to surrender the right to purchase ________ shares of Common Stock pursuant to this Warrant.

(1) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(2) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                              --------------------------------
                                              (Name)



                                              --------------------------------
                                              (Name)


                                              --------------------------------
                                              (Date)



                                              ================================
                                              (Address)

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock set forth below:


 Name of Assignee                    Address                   No. of Shares

------------------            -------------------           -------------------


and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of PURCHASEPRO.COM, INC., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


         Dated: ______________, _____

                                              --------------------------------
                                              (Signature of Holder)

                                   EXHIBIT C
                                   ---------
                                 REFERRAL FORM
                                 -------------


Referring Party

Company:________________________________________________________________________
Physical Address:_______________________________________________________________
Mailing Address (if different): ________________________________________________
City, State, Zip: ______________________________________________________________
Phone Number: _______________________________  Fax: ____________________________

Customer Profile
----------------
Company:________________________________________________________________________
Physical Address:_______________________________________________________________
Mailing Address (if different): ________________________________________________
City, State, Zip: ______________________________________________________________
Phone Number: ________________________________  Fax: ___________________________
Web Site URL: __________________________________________________________________
Key Contact Name:_____________________________  Telephone: _____________________
Key Contacts Title:___________________________  Email Address: _________________
Name of person with final approval authority:___________________________________

Opportunity Profile
PurchasePro Marketplace Opportunity (Choose One):
____e-Procurement   ____   v-Distributor   ____   e-MarketMaker
Explain your relationship to this opportunity:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Date of First Meeting:__________________________
Projected date of Signed Agreement:_____________________
Describe the action steps required to complete a Marketplace Software License Agreement on this opportunity:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                     ACCEPTED by PurchasePro

Signed___________________________           Signed_________________________
           Referring Party

Title: __________________________           Title: ________________________

Print Name: _____________________           Print Name: ___________________
Date: ___________________________           Effective Date*: ______________

*All opportunities expire after 3 months from time of Date Submitted unless a time extension has been agreed upon in writing by the Director of Indirect Channels.